Dominion Funds, Inc.

on behalf of the

Foxhall Global Trends Fund

Supplement to the Foxhall Global Trends Fund’s Prospectus and Statement of Additional

Information (“SAI”) each dated October 28, 2011

Effective July 2, 2012, Paul Dietrich was terminated from his position as Director of Global Research of Washington Asset Management II, LLC (the “Adviser”) and therefore can no longer act as the Adviser’s portfolio manager to the Fund.  As a result, the Board of Directors of the Fund (the “Board”) called a Special Meeting of the Board to discuss its options.  The Board considered the high quality portfolio management services provided to the Fund by Mr. Dietrich over the life of the Fund.  The Board also discussed that the Adviser has had no experience managing the Fund’s investments other than through Mr. Dietrich.  The Board concluded, in order to protect the interests of shareholders of the Fund, to terminate the Management Agreement between the Fund and the Adviser.  Effective immediately and until a new management agreement is approved by the Board and shareholders of the Fund, the assets of the Fund will be managed by Mr. Dietrich in his capacity as President of the Dominion Funds, Inc.  Mr. Dietrich will not be paid for his services to the Fund during this period. Shareholders will receive further information about a replacement investment adviser to manage the Fund’s assets on a permanent basis as soon as practical.

Accordingly, the disclosure in the section “Management of the Fund” on page 11 of the Foxhall Global Trends Prospectus is removed in its entirety, excluding the biographical information about Mr. Dietrich.  In addition, the disclosure in the section “Investment Adviser” on page 14 of the Foxhall Global Trends SAI should be read with the understanding that the Adviser is no longer managing the assets of the Fund and that Mr. Dietrich is managing the Fund’s assets in his capacity as President of the Dominion Funds, Inc.